AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 18, 1998
                                                     REGISTRATION NO. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                    FORM S-8

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                                 ZIFF-DAVIS INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)
                                   13-3987754
                     (I.R.S. Employer Identification Number)

                    ONE PARK AVENUE, NEW YORK, NEW YORK 10016
               (Address of Principal Executive Offices, Zip Code)

                                   ZIFF-DAVIS
                        1998 EMPLOYEE STOCK PURCHASE PLAN
                        1998 INCENTIVE COMPENSATION PLAN
                  1998 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                            (Full Title of the Plans)

                               TIMOTHY C. O'BRIEN
                                 ZIFF-DAVIS INC.
                                 ONE PARK AVENUE
                            NEW YORK, NEW YORK 10016
                     (Name and Address of Agent for Service)

                                 (212) 503-3500
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE
============================================================================================================================
                                                               PROPOSED MAXIMUM                                  AMOUNT OF
    TITLE OF EACH CLASS OF                                      OFFERING PRICE         PROPOSED MAXIMUM         REGISTRATION
 SECURITIES TO BE REGISTERED    AMOUNT TO BE REGISTERED(1)       PER SHARE (2)     AGGREGATE OFFERING PRICE (2)   FEE
----------------------------------------------------------------------------------------------------------------------------

COMMON STOCK, PAR VALUE
$.01 PER SHARE                          10,200,000                  $13.34               $136,068,000             $40,140
============================================================================================================================

(1) 1,500,000 SHARES ARE BEING REGISTERED PURSUANT TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN; 8,500,000 SHARES ARE BEING REGISTERED PURSUANT TO THE 1998 INCENTIVE COMPENSATION PLAN; AND 200,000 SHARES ARE BEING REGISTERED PURSUANT TO THE 1998 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN.
(2) ESTIMATED SOLELY FOR THE PURPOSE OF DETERMINING THE REGISTRATION FEE PURSUANT TO RULE 457(C) AND 457(H), BASED UPON THE AVERAGE OF THE HIGH AND LOW SALES PRICES OF THE COMPANY'S COMMON STOCK, AS QUOTED THROUGH THE NEW YORK STOCK EXCHANGE, ON JUNE 17, 1998.

                                     PART I
-------------------------------------------------------------------------------


              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

                                EXPLANATORY NOTE


         As permitted by Rule 428 and the Instructions to Form S-8 under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement omits the information specified in Part I of Form S-8. The documents containing the information specified in Part I will be delivered to the participants in the plans covered by this registration statement as required by Rule 428(b). Such documents are not being filed with the Securities and Exchange Commission (the "Commission") as part of this registration statement or as prospectuses or prospectus supplements pursuant to Rule 424 of such Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed with the Commission by the registrant, Ziff-Davis Inc., a Delaware corporation (the "Company"), pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated by reference in this registration statement.

         1.  The  Company's   Registration  Statement  on  Form  S-1  (File  No.
333-46493).

         2. The description of the Company's Common Stock, par value $.01 ("Common Stock"), contained in the Company's Registration Statement on Form S-1 (File No. 333-46493) and incorporated by reference in the Company's Registration Statement on Form 8-A (File No. 001-14055).

         All documents  subsequently  filed by the Company  pursuant to Sections
13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all shares of Common Stock offered hereby have been sold or which deregisters all such shares then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.   DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 145 of Delaware General Corporation Law provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed actions, suits or proceedings, in which such person is made a party by reason of such person being or having been a director, officer, employee or agent to the Registrant. The statute provides that it is not exclusive of other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise. Section 6.4 of the Company's By-laws provides for indemnification by the Company of its directors, officers and employees to the fullest extent permitted by Delaware General Corporation Law.

         Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for payments of unlawful dividends or unlawful stock repurchases or redemptions, or
(iv) for any transaction from which the director derived an improper personal benefit. The Company's Certificate of Incorporation provides for such limitation of liability.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable

ITEM 8.    EXHIBITS

Exhibit
  No.   Description

3.1 Amended and Restated Certificate of Incorporation of the Company dated May 1, 1998 (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1, File No. 333-46493).

3.2     By-laws of the Company  (incorporated herein by reference to Exhibit 3.2
        to  the  Company's   Registration   Statement  on  Form  S-1,  File  No.
        333-46493).

4.1     Specimen of Common  Stock  Certificate  (incorporated  by  reference  to
        Exhibit 4.1 to the Company's Registration Statement on Form S-1, File No. 333-46493).

4.2 Ziff-Davis Inc. 1998 Employee Stock Purchase Plan (the "Purchase Plan") (incorporated by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1, File No. 333-46493).

4.3 Ziff-Davis Inc. 1998 Incentive Compensation Plan (the "Incentive Plan") (incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-1, File No. 333-46493).

4.4 Ziff-Davis Inc. 1998 Non-Employee Directors Stock Option Plan (the "Directors Plan" and, together with the Purchase Plan and the Incentive Plan, the "Plans") (incorporated by reference to Exhibit 10.16 to the Company's Registration Statement on Form S-1, File No. 333-46493).

5.1 Opinion of Sullivan & Cromwell as to the validity of Common Stock issued under the Plans.

23.1 Consent of Sullivan & Cromwell (contained in Exhibit 5.1 attached hereto).

23.2    Consent of Price Waterhouse LLP.

24.1 Power of Attorney is included in the signature page of this Registration Statement.

ITEM 9.   REQUIRED UNDERTAKINGS

         (a) The undersigned registrant hereby undertakes:

              (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                   (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                   (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

                  (iii) To include any material  information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

      provided, however, that the undertakings set forth in paragraphs (1)(i) and (1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this registration statement.

              (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

              (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York on the 17th day of June, 1998.

                                       ZIFF-DAVIS  INC.


                                       By   /s/    ERIC HIPPEAU
                                          -------------------------------------
                                                   Eric Hippeau
                                          Chairman, Chief Executive Officer



                                POWER OF ATTORNEY

         Each of the undersigned hereby constitutes and appoints Timothy C. O'Brien (Chief Financial Officer of the Company) and J. Malcolm Morris (Senior Vice President and General Counsel), and each of them severally, his/her true and lawful attorney-in-fact or attorneys-in-fact with power of substitution and resubstitution to sign in his/her name, place and stead in any and all such capacities the Registration Statement, any and all amendments thereto and any and all registration statements necessary to register additional securities or register a reoffer prospectus and any documents in connection therewith, and to file the same with the Securities and Exchange Commission, each of said attorneys-in-fact to have power to act with or without the other, and to have full power and authority to do and perform, in the name and on behalf of each such officer and director of the Registrant who shall have executed such power of attorney, every act whatsoever which such attorneys-in-fact, or any of them, may deem necessary or desirable to be done in connection therewith as fully and to all intents and purposes as such officer or director of the Registrant might or could do in person.

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on June 17, 1998.


                  Name                                      Title

     /s/ Eric Hippeau                        Chairman, Chief Executive Officer,
-------------------------------------          Director (Principal Executive
         Eric Hippeau                          Officer)


     /s/ Timothy C. O'Brien                  Chief Financial Officer, Director
-------------------------------------          (Principal Financial Officer)
         Timothy C. O'Brien


     /s/ Mark D. Moyer                       Controller
-------------------------------------          (Principal Accounting Officer)
         Mark D. Moyer

                  Name                                      Title

     /s/ Masayoshi Son                       Director
-------------------------------------
         Masayoshi Son


     /s/ Yoshitaka Kitao                     Director
-------------------------------------
         Yoshitaka Kitao


     /s/ Ronald D. Fisher                    Director
-------------------------------------
         Ronald D. Fisher


     /s/ Jason E. Chudnofsky                 Director
-------------------------------------
         Jason E. Chudnofsky


     /s/ Claude P. Sheer                     Director
-------------------------------------
         Claude P. Sheer


     /s/ Jonathan D. Lazarus                 Director
-------------------------------------
         Jonathan D. Lazarus


     /s/ Jerry C.-Y. Yang                    Director
-------------------------------------
         Jerry C.-Y. Yang

                                  EXHIBIT INDEX


Exhibit
   No.     Description

3.1 Amended and Restated Certificate of Incorporation of the Company dated May 1, 1998 (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1, File No. 333-46493).

3.2 By-laws of the Company (incorporated herein by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1, File No. 333-46493).

4.1        Specimen of Common Stock  Certificate  (incorporated  by reference to
           Exhibit 4.1 to the Company's Registration Statement on Form S-1, File No. 333-46493).

4.2        Ziff-Davis  Inc. 1998  Employee  Stock  Purchase Plan (the  "Purchase
           Plan") (incorporated by reference to Exhibit 10.2 to the Company's Registration Statement on Form S-1, File No. 333-46493).

4.3 Ziff-Davis Inc. 1998 Incentive Compensation Plan (the "Incentive Plan") (incorporated by reference to Exhibit 10.1 to the Company's Registration Statement on Form S-1, File No. 333-46493).

4.4 Ziff-Davis Inc. 1998 Non-Employee Directors Stock Option Plan (the "Directors Plan" and, together with the Purchase Plan and the Incentive Plan, the "Plans") (incorporated by reference to Exhibit
           10.16 to the Company's Registration Statement on Form S-1, File No. 333-46493).

5.1 Opinion of Sullivan & Cromwell as to the validity of the Common Stock issued under the Plans.

23.1 Consent of Sullivan & Cromwell (contained in Exhibit 5.1 attached hereto).

23.2       Consent of Price Waterhouse LLP.

24.1       Power  of  Attorney  is  included  in  the  signature   page  of  the
           Registration Statement.